UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01018

Dreyfus Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/17

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus Mid-Cap Growth Fund

SEMIANNUAL REPORT June 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Mid-Cap Growth Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Mid-Cap Growth Fund, covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
July 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by John Porter, Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, Dreyfus Mid-Cap Growth Fund’s Class A shares produced a total return of 13.61%, Class C shares returned 13.17%, Class F shares returned 13.71%, and Class I shares returned 13.86%.1 In comparison, the fund’s benchmark, the Russell Midcap® Growth Index (the “Index”), produced a total return of 11.40% for the same period.2

Mid-cap growth stocks gained ground over the first half of 2017 amid better-than-expected corporate earnings reports and favorable global economic developments. The fund produced higher returns than its benchmark, primarily due to favorable stock selections in the consumer discretionary, industrials, health care, and information technology sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects. The fund will normally invest at least 80% of its net assets in equity securities of companies within the market-capitalization range of companies comprising the Index. The fund also may invest up to 30% of its assets in foreign securities, with no more than 25% of its assets invested in the securities of issuers located in any one foreign country.

We use a “growth” style of investing, searching for companies whose fundamental strength suggests the potential to provide superior earnings growth over time. We use a consistent, bottom-up approach which emphasizes individual stock selection. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet the fund’s investment criteria.

The fund does not have any limitations regarding portfolio turnover and may engage in short-term trading to try to achieve its objective.

Earnings and Economic Growth Supported Growth Stocks

Over the first half of 2017, mid-cap stocks generally continued to build on gains achieved during the final months of 2016. Consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs in February and early March. While concerns about the new U.S. presidential administration’s ability to implement its business-friendly policy proposals slowed the pace of the market’s advance in the early spring, mid-cap stocks quickly erased those losses and reached new all-time highs in May and June.

The Index’s double-digit returns for the reporting period were led by the health care and information technology sectors. In contrast, the energy sector was undermined by weakening oil and gas prices. Mid-cap growth stocks substantially outperformed their more value-oriented counterparts during the reporting period.

Stock Selections Bolstered Relative Performance

The fund outperformed the Index’s robust gains over the first half of the year. Results were especially strong in the consumer discretionary sector, where the fund held underweighted exposure to specialty retailers that struggled in a challenging environment for brick-and-mortar

DISCUSSION OF FUND PERFORMANCE (continued)

stores. In addition, the fund held retail-oriented winners such as cosmetics seller Ulta Beauty and apparel manufacturer PVH. Meanwhile, online travel company Expedia benefited from higher levels of travel activity in the recovering economy, and food service provider Panera Bread received an acquisition offer from a venture capital firm at a substantial premium to its stock price at the time.

In the industrials sector, electronic instruments maker AMETEK and waste services provider Waste Connections reported solid financial results and healthy outlooks, and nuclear components producer BWX Technologies gained value amid expectations of higher U.S. military spending. Among health care companies, veterinary services provider VCA received a takeover offer, Jazz Pharmaceuticals saw good results from clinical trials of a new narcolepsy drug, and managed care company Centene and life sciences company Laboratory Corporation of America Holdings rebounded from previous weakness as regulatory concerns abated. A number of information technology holdings also fared well over the reporting period due to ongoing trends toward
e-commerce and cloud computing, including merchant solutions provider Shopify, payments processor Square, outsourced services provider Cognizant Technology Solutions, and software developers ServiceNow, ANSYS, Intuit, and SS&C Technologies Holdings.

Disappointments during the reporting period were concentrated mainly in the struggling energy sector. Oil services company Superior Energy Services encountered high costs associated with remobilizing previously idled equipment, and oil-and-gas producer PDC Energy reported weaker-than-expected production growth in a weak pricing environment.

A Constructive Investment Posture

Although some analysts have grown concerned about the health of the global economy and the sustainability of a protracted bull market for equities, we believe that growing corporate profits and persistently low inflation can support further market gains. Even so, we have maintained our emphasis on research-intensive, bottom-up stock picking in an attempt to identify companies with favorable long-term growth prospects. We have found an ample number of companies meeting our investment criteria in the information technology and health care sectors, but the fund ended the reporting period with relatively light exposure to stocks in the financials, consumer staples, and real estate sectors.

July 17, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Midsized companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of midsized companies tend to trade less frequently than those of larger, more established companies.

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mid-Cap Growth Fund from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$7.20	$11.31	$6.15	$5.99
Ending value (after expenses)	$1,136.10	$1,131.70	$1,137.10	$1,138.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$6.80	$10.69	$5.81	$5.66
Ending value (after expenses)	$1,018.05	$1,014.18	$1,019.04	$1,019.19

† Expenses are equal to the fund’s annualized expense ratio of 1.36% for Class A, 2.14% for Class C, 1.16% for Class F and 1.13% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2017 (Unaudited)

Common Stocks - 96.5%	Shares		Value ($)
Banks - 3.1%
First Republic Bank	24,265		2,428,927
SVB Financial Group	10,571	[a]	1,858,276
			4,287,203
Capital Goods - 11.0%
Allegion	22,387		1,816,033
AMETEK	45,750		2,771,078
BWX Technologies	35,400		1,725,750
Graco	14,440		1,578,003
Ingersoll-Rand	12,375		1,130,951
Nordson	11,744		1,424,782
Quanta Services	55,339	[a]	1,821,760
Roper Technologies	6,105		1,413,491
Snap-on	8,914		1,408,412
			15,090,260
Commercial & Professional Services - 2.9%
Copart	44,876	[a]	1,426,608
Waste Connections	38,956		2,509,578
			3,936,186
Consumer Durables & Apparel - 3.3%
Newell Brands	53,891		2,889,635
PVH	14,364		1,644,678
			4,534,313
Diversified Financials - 2.2%
CBOE Holdings	18,188		1,662,383
Invesco	38,705		1,362,029
			3,024,412
Energy - 2.8%
Diamondback Energy	18,005	[a,b]	1,599,024
PDC Energy	26,702	[a,b]	1,151,123
Superior Energy Services	108,356	[a,b]	1,130,153
			3,880,300
Food, Beverage & Tobacco - 3.0%
Molson Coors Brewing, Cl. B	23,259		2,008,182
Sprouts Farmers Market	42,463	[a,b]	962,636
TreeHouse Foods	13,450	[a,b]	1,098,731
			4,069,549

Common Stocks - 96.5% (continued)	Shares		Value ($)
Health Care Equipment & Services - 13.4%
ABIOMED	9,688	[a]	1,388,290
Align Technology	16,542	[a]	2,483,285
athenahealth	9,322	[a,b]	1,310,207
Boston Scientific	97,455	[a]	2,701,453
Brookdale Senior Living	90,022	[a]	1,324,224
Centene	23,915	[a]	1,910,330
DENTSPLY SIRONA	31,409		2,036,560
DexCom	32,083	[a,b]	2,346,872
Laboratory Corporation of America Holdings	18,797	[a]	2,897,370
			18,398,591
Materials - 4.8%
Eagle Materials	30,373		2,807,073
Packaging Corporation of America	21,814		2,429,862
Vulcan Materials	10,659		1,350,282
			6,587,217
Media - .6%
Liberty Media Group, Cl. C	22,150	[a,b]	811,133
Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
Agilent Technologies	24,555		1,456,357
Alkermes	42,863	[a]	2,484,768
BioMarin Pharmaceutical	18,081	[a]	1,642,116
Jazz Pharmaceuticals	15,842	[a]	2,463,431
Neurocrine Biosciences	46,489	[a,b]	2,138,494
			10,185,166
Real Estate - 1.3%
Equinix	4,113	[c]	1,765,135
Retailing - 8.0%
Dollar Tree	39,771	[a]	2,780,788
Expedia	20,975		3,124,226
LKQ	45,392	[a]	1,495,666
Ross Stores	29,832		1,722,201
Ulta Beauty	6,845	[a]	1,966,842
			11,089,723
Semiconductors & Semiconductor Equipment - 3.0%
Mellanox Technologies	23,522	[a]	1,018,503
NVIDIA	5,020		725,691
Skyworks Solutions	25,392		2,436,362
			4,180,556

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 96.5% (continued)	Shares		Value ($)
Software & Services - 24.3%
ANSYS	5,756	[a]	700,390
Booz Allen Hamilton Holdings	64,065		2,084,675
Cognizant Technology Solutions, Cl. A	24,905		1,653,692
CoStar Group	6,550	[a]	1,726,580
Fidelity National Information Services	35,598		3,040,069
HubSpot	51,353	[a]	3,376,460
Intuit	9,983		1,325,842
New Relic	48,759	[a]	2,097,125
Paychex	15,872		903,752
Proofpoint	8,804	[a,b]	764,451
ServiceNow	29,916	[a]	3,171,096
Shopify, Cl. A	33,590	[a]	2,918,971
Splunk	17,411	[a,b]	990,512
Square, Cl. A	158,186	[a,b]	3,711,044
SS&C Technologies Holdings	57,584		2,211,801
Twilio, Cl. A	97,148	[b]	2,827,978
			33,504,438
Technology Hardware & Equipment - 4.0%
Amphenol, Cl. A	37,457		2,765,076
FLIR Systems	38,093		1,320,303
Trimble	41,660	[a]	1,486,012
			5,571,391
Transportation - 1.4%
J.B. Hunt Transport Services	21,839		1,995,648
Total Common Stocks (cost $108,398,608)			132,911,221
Other Investment - 3.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,874,848)	4,874,848	[d]	4,874,848

Investment of Cash Collateral for Securities Loaned - 6.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $8,204,514)	8,204,514	[d]	8,204,514
Total Investments (cost $121,477,970)	106.0%		145,990,583
Liabilities, Less Cash and Receivables	(6.0%)		(8,322,260)
Net Assets	100.0%		137,668,323

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2017, the value of the fund’s securities on loan was $16,763,513 and the value of the collateral held by the fund was $17,100,681, consisting of cash collateral of $8,204,514 and U.S. Government & Agency securities valued at $8,896,167.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	24.3
Health Care Equipment & Services	13.4
Capital Goods	11.0
Money Market Investments	9.5
Retailing	8.0
Pharmaceuticals, Biotechnology & Life Sciences	7.4
Materials	4.8
Technology Hardware & Equipment	4.0
Consumer Durables & Apparel	3.3
Banks	3.1
Semiconductors & Semiconductor Equipment	3.0
Food, Beverage & Tobacco	3.0
Commercial & Professional Services	2.9
Energy	2.8
Diversified Financials	2.2
Transportation	1.4
Real Estate	1.3
Media	.6
106.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $16,763,513)—Note 1(b):
Unaffiliated issuers	108,398,608	132,911,221
Affiliated issuers	13,079,362	13,079,362
Cash		48,328
Dividends and securities lending income receivable		39,544
Receivable for shares of Common Stock subscribed		17,422
Receivable for investment securities sold		17,058
Prepaid expenses		33,932
		146,146,867
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		137,895
Liability for securities on loan—Note 1(b)		8,204,514
Payable for shares of Common Stock redeemed		76,662
Accrued expenses		59,473
		8,478,544
Net Assets ($)		137,668,323
Composition of Net Assets ($):
Paid-in capital		104,438,794
Accumulated investment (loss)—net		(396,732)
Accumulated net realized gain (loss) on investments		9,113,648
Accumulated net unrealized appreciation (depreciation) on investments		24,512,613
Net Assets ($)		137,668,323

Net Asset Value Per Share	Class A	Class C	Class F	Class I
Net Assets ($)	18,260,033	8,486,200	97,043,107	13,878,983
Shares Outstanding	1,988,469	1,085,695	10,086,196	1,444,758
Net Asset Value Per Share ($)	9.18	7.82	9.62	9.61

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,433 foreign taxes withheld at source):
Unaffiliated issuers	392,785
Affiliated issuers	6,490
Income from securities lending—Note 1(b)	33,921
Interest	299
Total Income	433,495
Expenses:
Investment advisory fee—Note 3(a)	534,993
Shareholder servicing costs—Note 3(c)	101,081
Distribution fees—Note 3(b)	63,668
Accounting and administration fees—Note 3(a)	39,824
Registration fees	32,711
Professional fees	22,633
Prospectus and shareholders’ reports	11,895
Directors’ fees and expenses—Note 3(d)	5,888
Custodian fees—Note 3(c)	4,680
Loan commitment fees—Note 2	1,000
Miscellaneous	14,010
Total Expenses	832,383
Less—reduction in fees due to earnings credits—Note 3(c)	(2,156)
Net Expenses	830,227
Investment (Loss)—Net	(396,732)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,250,347
Net unrealized appreciation (depreciation) on investments	8,081,253
Net Realized and Unrealized Gain (Loss) on Investments	17,331,600
Net Increase in Net Assets Resulting from Operations	16,934,868

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations ($):
Investment (loss)—net	(396,732)	(638,391)
Net realized gain (loss) on investments	9,250,347	372,599
Net unrealized appreciation (depreciation) on investments	8,081,253	6,308,131
Net Increase (Decrease) in Net Assets Resulting from Operations	16,934,868	6,042,339
Distributions to Shareholders from ($):
Net realized gain on investments:
Class A	-	(310,529)
Class C	-	(193,355)
Class F	-	(1,369,707)
Class I	-	(172,993)
Total Distributions	-	(2,046,584)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,134,021	1,768,803
Class C	249,849	418,918
Class F	291,995	406,139
Class I	3,923,631	3,619,982
Distributions reinvested:
Class A	-	260,240
Class C	-	152,455
Class F	-	1,266,999
Class I	-	137,883
Cost of shares redeemed:
Class A	(3,579,910)	(5,400,858)
Class C	(2,465,730)	(2,332,592)
Class F	(3,422,895)	(8,138,535)
Class I	(2,028,472)	(5,131,985)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(4,897,511)	(12,972,551)
Total Increase (Decrease) in Net Assets	12,037,357	(8,976,796)
Net Assets ($):
Beginning of Period	125,630,966	134,607,762
End of Period	137,668,323	125,630,966
Accumulated investment (loss)—net	(396,732)	-

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Capital Share Transactions (Shares):
Class A
Shares sold	237,399	228,457
Shares issued for distributions reinvested	-	34,378
Shares redeemed	(415,408)	(697,342)
Net Increase (Decrease) in Shares Outstanding	(178,009)	(434,507)
Class C
Shares sold	33,452	63,147
Shares issued for distributions reinvested	-	23,419
Shares redeemed	(322,361)	(351,791)
Net Increase (Decrease) in Shares Outstanding	(288,909)	(265,225)
Class F
Shares sold	32,397	51,619
Shares issued for distributions reinvested	-	160,177
Shares redeemed	(372,111)	(1,005,279)
Net Increase (Decrease) in Shares Outstanding	(339,714)	(793,483)
Class I
Shares sold	430,470	441,003
Shares issued for distributions reinvested	-	17,453
Shares redeemed	(224,194)	(625,407)
Net Increase (Decrease) in Shares Outstanding	206,276	(166,951)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.08	7.83	8.33	8.15	5.97	5.29
Investment Operations:
Investment (loss)—net[a]	(.03)	(.05)	(.07)	(.05)	(.05)	(.02)
Net realized and unrealized gain (loss) on investments	1.13	.42	(.14)	.55	2.23	.70
Total from Investment Operations	1.10	.37	(.21)	.50	2.18	.68
Distributions:
Dividends from net realized gain on investments	-	(.12)	(.29)	(.32)	-	-
Net asset value, end of period	9.18	8.08	7.83	8.33	8.15	5.97
Total Return (%)[b]	13.61[c]	4.89	(2.52)	6.13	36.52	12.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36[d]	1.37	1.35	1.35	1.36	1.53
Ratio of net expenses to average net assets	1.36[d]	1.37	1.35	1.35	1.36	1.50
Ratio of net investment (loss) to average net assets	(.71)[d]	(.60)	(.83)	(.65)	(.68)	(.42)
Portfolio Turnover Rate	26.17[c]	87.72	157.67	135.43	166.09	164.34
Net Assets, end of period ($ x 1,000)	18,260	17,506	20,366	24,277	26,965	21,511

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
Class C Shares	June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	6.90	6.76	7.29	7.22	5.33	4.76
Investment Operations:
Investment (loss)—net[a]	(.06)	(.09)	(.12)	(.10)	(.09)	(.06)
Net realized and unrealized gain (loss) on investments	.98	.35	(.12)	.49	1.98	.63
Total from Investment Operations	.92	.26	(.24)	.39	1.89	.57
Distributions:
Dividends from net realized gain on investments	-	(.12)	(.29)	(.32)	-	-
Net asset value, end of period	7.82	6.90	6.76	7.29	7.22	5.33
Total Return (%)[b]	13.17[c]	4.17	(3.29)	5.40	35.46	11.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.14[d]	2.14	2.12	2.12	2.14	2.27
Ratio of net expenses to average net assets	2.14[d]	2.14	2.12	2.12	2.14	2.24
Ratio of net investment (loss) to average net assets	(1.49)[d]	(1.38)	(1.60)	(1.42)	(1.46)	(1.16)
Portfolio Turnover Rate	26.17[c]	87.72	157.67	135.43	166.09	164.34
Net Assets, end of period ($ x 1,000)	8,486	9,491	11,086	12,917	12,878	9,762

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class F Shares	June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.46	8.17	8.66	8.44	6.17	5.46
Investment Operations:
Investment (loss)—net[a]	(.02)	(.03)	(.05)	(.04)	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	1.18	.44	(.15)	.58	2.31	.72
Total from Investment Operations	1.16	.41	(.20)	.54	2.27	.71
Distributions:
Dividends from net realized gain on investments	-	(.12)	(.29)	(.32)	-	-
Net asset value, end of period	9.62	8.46	8.17	8.66	8.44	6.17
Total Return (%)	13.71[b]	5.18	(2.31)	6.40	36.79	13.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[c]	1.16	1.14	1.13	1.19	1.30
Ratio of net expenses to average net assets	1.16[c]	1.16	1.14	1.13	1.19	1.30
Ratio of net investment (loss) to average net assets	(.50)[c]	(.39)	(.61)	(.44)	(.50)	(.20)
Portfolio Turnover Rate	26.17[b]	87.72	157.67	135.43	166.09	164.34
Net Assets, end of period ($ x 1,000)	97,043	88,178	91,692	99,481	100,631	81,291

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
Class I Shares	June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.44	8.16	8.64	8.42	6.16	5.44
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.03)	(.05)	(.04)	(.03)	.00[b]
Net realized and unrealized gain (loss) on investments	1.19	.43	(.14)	.58	2.29	.72
Total from Investment Operations	1.17	.40	(.19)	.54	2.26	.72
Distributions:
Dividends from net realized gain on investments	-	(.12)	(.29)	(.32)	-	-
Net asset value, end of period	9.61	8.44	8.16	8.64	8.42	6.16
Total Return (%)	13.86[c]	5.06	(2.19)	6.41	36.69	13.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13[d]	1.14	1.11	1.11	1.13	1.20
Ratio of net expenses to average net assets	1.13[d]	1.14	1.11	1.11	1.13	1.18
Ratio of net investment income (loss) to average net assets	(.48)[d]	(.38)	(.58)	(.42)	(.44)	.00[e]
Portfolio Turnover Rate	26.17[c]	87.72	157.67	135.43	166.09	164.34
Net Assets, end of period ($ x 1,000)	13,879	10,456	11,464	10,973	8,734	8,198

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Mid-Cap Growth Fund (the “fund”) is the sole series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized Class A shares decreased from 350 million shares to 300 million shares and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.1 billion shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class F (500 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class F shares are sold only to Class F grandfathered investors, bear a Distribution Plan fee and have a shareholder services agreement with the Distributor. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class F and Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	129,992,250	-	-	129,992,250
Equity Securities - Foreign Common Stocks†	2,918,971	-	-	2,918,971
Registered Investment Companies	13,079,362	-	-	13,079,362

† See Statement of Investments for additional detailed categorizations.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2017, The Bank of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

New York Mellon earned $7,374 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2017 were as follows:

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	818,650	24,784,892	20,728,694	4,874,848	3.5
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	5,687,715	62,278,384	59,761,585	8,204,514	6.0
Total	6,506,365	87,063,276	80,490,279	13,079,362	9.5

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $37,333 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2016. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows: long-term capital gains $2,046,584. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is based on the fund’s average daily net assets and is computed at the following annual rates: 1% of the first $30 million, .75% of the next $270 million, .70% of the next $200 million, and .65% in excess of $500 million. The fee is payable monthly. The effective management fee rate during the period ended June 30, 2017 was .81%.

The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion, plus reasonable out-of-pocket expenses.

During the period ended June 30, 2017, the Distributor retained $729 from commissions earned on sales of the fund’s Class A shares and $50 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2017, Class C shares were charged $35,560 pursuant to the Distribution Plan.

The fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares. The Distributor has agreed not to seek reimbursement of any expenses under the Class F Plan other than reimbursements for payments made to brokers and other intermediaries whose customers hold Class F shares (“Third Party Payments”). This commitment applies to any such expenses (other than Third Party Payments). This commitment will continue indefinitely and will not terminate without the prior approval of the Board. During the period ended June 30, 2017, Class F shares were charged $28,108 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2017, Class A and Class C shares were charged $21,455 and $11,853, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund agrees to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. On an annual basis, the fund pays the Distributor a monthly fee of $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended June 30, 2017, Class F shares were charged $26,134 pursuant to the shareholder services agreement.

Under its terms, the Distribution Plan, Class F Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan, Class F Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $12,200 for transfer agency services and $2,156 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $2,156.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $4,680 pursuant to the custody agreement.

During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $91,540, administration fees $6,830, Distribution Plan fees $13,825, Shareholder Service Plan fees $14,630, custodian fees $3,596, Chief Compliance Officer fees $2,802 and transfer agency fees $4,672.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2017, amounted to $34,256,218 and $43,325,718, respectively.

At June 30, 2017, accumulated net unrealized appreciation on investments was $24,512,613, consisting of $27,377,869 gross unrealized appreciation and $2,865,256 gross unrealized depreciation.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Reorganization:

The Board has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of the fund’s assets to Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”) in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of such shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”). It is currently contemplated that shareholders of the fund as of August 31, 2017 will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about November 16, 2017. If approved, the Reorganization will become effective on or about January 19, 2018.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 22-23, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement and Fund Accounting and Administrative Services Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group and Performance Universe medians for the various periods (although in the third quartile for most of the periods), except for the four-year period when it was above the Performance Group median. The Board noted the proximity of the fund’s performance to the Performance Group and/or Performance Universe medians(s) during certain period when the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund outperformed the benchmark index in four of the ten years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were slightly above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

NOTES

For More Information

Dreyfus Mid-Cap Growth Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: FRSDX Class C: FRSCX Class F: FRSPX Class I: FRSRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0291SA0617

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 23, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 23, 2017

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)